                                                                                                                                     Exhibit 10.14

FIRST AMENDMENT TO

LIMITED PARTNERSHIP AGREEMENT OF

PARKWAY PROPERTIES OFFICE FUND, L.P.

            THIS FIRST AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT OF PARKWAY PROPERTIES OFFICE FUND, L.P. (the "Partnership"), a Delaware limited partnership ("Amendment") is made as of October ___, 2006 by and among, PKY FUND, LLC, a Delaware limited liability company, as the sole general partner of the Partnership ("General Partner"), Parkway Properties LP, a Delaware limited partnership ("Parkway"), and PERS Holding Company Limited, L.L.C. ("PERS Holding" and together with Parkway, the "Limited Partners").  The General Partner and the Limited Partners are hereinafter sometimes referred to collectively as the "Partners".

            WHEREAS, the Partners executed that certain Limited Partnership Agreement of Parkway Properties Office Fund, L.P. (the "Partnership Agreement"), dated as of June 30, 2005.

            WHEREAS, the Partners desire to amend the definition of "Core Market" in the Partnership Agreement to add Memphis, Tennessee as an additional primary targeted markets.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto do hereby agree as follows:

            1.         The definition of "Core Market" in ARTICLE II shall be deleted in its entirety and replaced with the following:

                                    "Core Market" shall mean the Partnership's primary targeted markets of the greater metropolitan areas of Houston, Texas; Chicago, Illinois; Atlanta, Georgia; Phoenix, Arizona; Charlotte, North Carolina; Jacksonville, Florida; Orlando, Florida; Tampa, Florida; Fort Lauderdale, Florida; and Memphis, Tennessee; which targeted markets may be expanded by the General Partners from time to time upon the unanimous written approval of the Limited Partners.

            2.         No Other Amendments.  In all other respects the Partnership Agreement shall remain in full force and effect as executed by the Partners.

            3.         Facsimile/PDF Signatures.  In order to expedite the execution of this Amendment, telecopied or PDF signatures may be used in place of original signatures on this Amendment.  Partners intend to be bound by the signatures on the telecopied or PDF document, are aware that the other party will rely on such signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature.

            4.         Counterparts.  This Amendment may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

GENERAL PARTNER:

PKY FUND, LLC, a Delaware limited liability company

By:__________________________
Name:________________________
Title:_________________________

By:__________________________
Name:________________________
Title:_________________________

PARKWAY:

PARKWAY PROPERTIES LP, a Delaware limited partnership

By:  Parkway Properties General Partners, Inc., a Delaware corporation, its sole general partner

By:__________________________
Name:________________________
Title:_________________________

By:__________________________
Name:________________________
Title:_________________________

PERS:	PERS HOLDING COMPANY LIMITED, L.L.C., a Delaware limited liability company By:__________________________ Name:________________________ Title:_________________________

2